PRESS RELEASE

Silver Dragon Issues Advisory to Shareholders

TORONTO, December 14, 2010 -- Silver Dragon Resources Inc. (OTCBB:SDRG) wishes to advise its shareholders on a matter regarding statements being circulated to shareholders by a party claiming to represent a minority shareholder group.

On December 9, 2010 shareholders began receiving a notice, which contained two items. The first item was a copy of a legal proceeding filed in Langfang District court, China and the second item was a letter making certain allegations regarding the Company and its management.

The Langfang proceeding was disclosed in the Company’s latest quarterly filing. The complaint, filed by two shareholders, seeks to invalidate the Company’s sale in 2008 of 50% of Sanhe Sino--Top Resources & Technologies, Ltd. After consulting with Chinese legal counsel, the Company believes that the Langfang proceeding has been filed in an improper jurisdiction and is, in any event, frivolous and wholly without merit. The sale in question was made to a Chinese government--owned entity, after the receipt of approval by the Ministry of Commerce in China. The second item was a letter purporting to be written by a “Minority Shareholder Committee”, which the letter identifies as consisting of over 50 individual shareholders of the Company resident in China, Taiwan and Hong Kong who invested in the Company in 2006. The letter claims that the Committee initiated the Langfang proceeding. The letter presents, on behalf of the Committee and a Ms. Fanny Chan as its “representative”, allegations that the Company and its management have engaged in various improper and illegal activities since 2005. The allegations made in the letter are similar to allegations that have been repeatedly made and published by an individual named Fanny Chan over the past three years. The Company, on several occasions, through its legal counsel in several countries, has asked Ms. Chan to cease and desist. On August 11, 2010 the Company’s Hong Kong counsel sent a final request letter to cease and desist and to comply with certain demands. (Link to letter). Ms. Chan has not complied with the demands.

The Company wishes to advise its shareholders that the allegations made by Ms. Chan and the “Minority Shareholder Committee” are false and unsubstantiated. The Company believes that the continuous pursuance of such allegations and publication of libelous statements with respect to the Company and its management are malicious and calculated to defame and discredit the Company and its management, as well as to damage their reputation.

The Company is pursuing a legal remedy and will prosecute to the fullest extent of the law(s).

PRESS RELEASE (continued)

About Silver Dragon Resources Inc.

Silver Dragon Resources Inc. is a mining and metals company focused on the exploration, acquisition, development and operation of silver mines in proven silver districts globally. Silver Dragon's objective is to acquire silver mining assets that contain promising exploration targets, have highly leveraged, out--of--the--money silver deposits, and/or are producing properties with significant untapped exploration potential. It is management's objective to grow Silver Dragon into a significant silver producer by developing the Cerros las Minitas project in Mexico, its six Sino--Top properties in China (particularly Dadi and Laopandao), and its Erbahuo Silver mine (via its Chifeng Silver Dragon subsidiary), also in China. For more information, please visit the Company's website at: www.silverdragonresources.com (now available in Chinese).

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: The statements contained herein which are not historical are forward--looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the forward--looking statements, including, but not limited to: general economic conditions and financial markets, changes in market prices of silver and other metals, technological and operational risks, and other risks set out in the Company's most recent Form 10--K available at www.sec.gov/edgar.shtml.

Contact:

Silver Dragon Resources Inc.
Marc Hazout, President
Alex Motta, V.P., Investor Relations
(416) 223-8500
1-866-512-SDRG
info@silverdragonresources.com

MAYER•BROWN
JSM

By Fax (2111 5184), By Post and
By Email: fanny@thorntonglobal.com

Mayer Brown JSM
16th - 19th Floors
Prince's Building
10 Chater Road
Central, Hong Kong

Telephone: +852 2843 2211
Fax: +852 2845 9121
www.mayerbrownjsm.com

孖士打律師行
香港中環遮打道10號
太子大廈16-19樓

電話 +852 2843 2211
傳真 +852 2845 9121

Ms. Fanny Chan
Executive Director
Thornton Capital Management Ltd.
Suite 2401, 24/F , Tower II
Lippo Center, Queensway
Admiralty
Hong Kong

Our Ref: MYYL/BYCL/S3/10 10313822
Your Ref:
Email: billy.lam@mayerbrownjsm.com margaret.leung@mayerbrownjsm.com
Tel: 2843 4392 / 2843 4458
Fax: 2103 5063 / 2103 5071
Date: 11 August 2010

Private and Confidential

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Dear Madam,

Re: Defamation of Silver Dragon Resources Inc.

1. We refer to the following emails (collectively "**Your Emails**") which you sent to our firm on 25 and 29 June 2010:-

    (1) Email at 11:54 a.m. on 25 June 2010 ("**1st Email**");

    (2) Email at 12:04 p.m. on 25 June 2010 ("**2nd Email**");

    (3) Email at 1:07 p.m. on 25 June 2010 ("**3rd Email**") attaching alleged extracts from the public filing of SEC, which presumably stands for U.S. Securities and Exchange Commission ("**SEC**"), in 2006 with respect to our client;

    (4) Email at 2:18 p.m. on 25 June 2010 ("**4th Email**") attaching alleged public filing of Canadian Legal Institute with respect to the alleged criminal record of Mr. Marc Hazout ("**Mr. Hazout**"), CEO of our client;

    (5) Email at 2:26 p.m. on 25 June 2010 ("**5th Email**") attaching alleged extracts from the public filing of SEC with respect to our client; and

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Mayer Brown JSM operates in combination with its associated Illinois limited liability partnership and English limited liability partnership and is associated with Tauil & Chequer Advogados, a Brazilian partnership.
A list of the names of partners of Mayer Brown JSM and their respective professional qualifications may be inspected at our offices at the address set out above or on www.mayerbrownjsm.com.

Mayer Brown JSM

(6) Email at 3:46 p.m. on 29 June 2010 ("**6th Email**")

2. We are instructed to respond to Your Emails and the statements and allegations made therein as hereinbelow.

Embezzlement Allegation

3. In the 1st Email, you made allegation against Mr. Hazout as follows:-

> "*2) His embezzlement of our private placement US$1 M from HK investors, transferred to his own company from the public company SDRG, for his own trading stock and made loss to US$ 500,000 .. the auditor, SP auditor has discovered all this acts and instructed him to return all the monies to SDRG public company , his acts has been commtted as violation of Sarbane Oxley 2002 , which has obviously stated in SEC public filing in Nov 2006 .*" ("**Embezzlement Allegation**")

4. By the 3rd Email, you provided in the attachment thereto alleged extracts of public filing of the SEC in 2006 "*about the CEO embezzlement of US$1M*" ("**SEC Extract 1**") as posted on the internet and stated in the email that "*auditor suspected it has been violated the Sarbane Oxley 2002.*"

5. In the SEC Extract 1, there are handwritten notes stating the following:-

> "*Extract From SEC Filing*
> *- Embezzlement of Fund $1M.*
> *- cover the embezzlement by re-making the trust statement*"

Further, there are several transactions referred to in the SEC Extract 1 which are underlined and marked with question marks.

6. We are instructed to respond that the Embezzlement Allegation made by you, whether as aforesaid or on other occasions in the past, has been reviewed and considered by both the SEC and our client's auditors who found them to be of no merit.

7. We are further instructed that our client's financial statements are audited by an audit firm registered with the Public Company Accounting Oversight Board and its financial practice is governed by the SEC and National Association of Securities Dealers.

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Mayer Brown JSM

8. In summary, the accounts of our client have been duly audited and being publicly traded company in Delaware, United States, our client is required to and does comply with all governing rules and regulations in all aspects.

9. In view of your accusation against its accounting practice, back in October 2007, our client has also through its legal counsel invited you to attend the company's office along with an accountant of your choice to inspect the books and records of our client at a convenient time. Such invitation was evidenced by a letter from Garfin Zeidenberg LLP to you dated 31 October 2007. However, you have never taken up such invitation and opportunity to clarify your accusations against our client but continue to make and circulate such accusations without any basis.

10. Further, despite being duly notified and served with appropriate proxy forms, you have never attended or submitted proxy forms for the annual general meeting of our client in the past 3 years which is the proper channel for you to raise any concern with respect to our client's operation and financial or accounting practices. You simply carry on with your unfounded allegations and wrongfully making and publishing malicious, libelous and defamatory statements about our client and Mr. Hazout.

<u>Stock Price Manipulation Allegation</u>

11. In the 1st Email, you made further allegation against Mr. Hazout as follows:-

> *"3) His manipulation of stock price , his partner , Torrey Hill , Mr Terry Christopher , has presented Marc Hazout's personal promissory note to me, Miss Fanny Chan and Daniel Heimowitz that he would like to pledge his personal shares to Torrey Hill to promote the stock price , which is also the manipulation of stock price and insider trading .. in March 2008 in PDAC"* ("**Stock Price Manipulation Allegation**")

12. With respect to the Stock Price Manipulation Allegation, we repeat our client's responses to the Embezzlement Allegation as set out in paragraphs 6 to 10 above.

<u>Fictitious Unjustified Expense Allegation</u>

13. In the 5th Email, you stated that you are undertaking the legal proceedings to inspect the book of account of our client from 2005 up until now and referred to the SEC public filing that "*holders has the right to inspect the book in the court of Deleware.*"

14. By the 5th Email, you also provided in the attachment thereto alleged extracts of public filing of the SEC with respect to our client and its subsidiaries, namely the "*Notes to Consolidated Financial Statements December 31, 2005 and 2004*" and "*the Interim*

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Mayer Brown JSM

Consolidated Financial Statements for the Nine and Three Months Ended...30, 2005" (collectively **"SEC Extract 2"**).

15. In the SEC Extract 2, there are handwritten notes **("Fictitious Unjustified Expense Allegation")** stating the following:-

> *"Extract From SEC Filing -*
> *- Fictitious Unjustified Expense to his own private company"*

Further, in the SEC Extract 2, there are several transactions and agreements under the respective headings of "Related Parties", "Commitments and Contingencies", "Subsequent Events", "Aobaotugonao Property" and "Capital Transactions" which are underlined and marked with ticks and question marks.

16. With respect to the Fictitious Unjustified Expense Allegation made by you, whether as aforesaid or on other occasions in the past, we also repeat our client's responses to the Embezzlement Allegation as set out in paragraphs 6 to 10 above.

Lawsuit Against Our Client and Mr. Hazout

17. In your 1st and 6th Emails, it seems that you allege that you are undertaking litigations against our client and Mr. Hazout in China, US and/or Canada.

18. We are instructed that you have been making and publishing such claims of initiating litigations for several years. However, neither our client nor Mr. Hazout has ever been notified of such litigations by the relevant authorities in the respective jurisdictions so named.

Proxy For Over 50 Shareholders

19. In the 6th Email, you wrote the following:-

> *"It is a non -sense acts commited by the Silver DRagon And Marc HAzout ,*
>
> *The proxy has been signed by over 50 holders of SDRG , it is a proxy fight about 50 holders to SDRG , not relevant to anything about Thornton Group .*
>
> ....
>
> *Regards*
>
> *Fanny Chan*

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Mayer Brown JSM

for and on behalf of over 50 SDRG holders

Proxy fight"

20. Although you have been making similar statements in the past years that you are representing 50 shareholders of our client to put forward your allegations against our client, we are instructed that you have never informed our client of the identities of the said 50 shareholders and that our client has not been able to verify in any way the existence of the 50 shareholders alleged to be represented by you and that you are duly authorised to represent them. You are required to provide the identities of the said shareholders whom you allegedly represent and proof of authorisation for your representation of the said shareholders, failing which, our client will take it that your allegation is untrue.

<u>Our Client's Demand</u>

21. In view of the above, each and every allegation contained in Your Emails are false and unsubstantiated. With the knowledge that such allegations are untrue and without justification, your acts of continuous pursuance of such allegations and publication of libelous statements with respect to those allegations are obviously malicious and calculated to defame and discredit our client and its management, including Mr. Hazout, and damage their reputation. Our client considers your continuous publication of defamatory statements in respect of the alleged illegal acts of our client utterly unacceptable and intolerable.

22. In the past, our client has demanded you through its legal counsel in China, United States and Hong Kong, in particular by way of the 3 letters (collectively **"the Legal Letters"**) mentioned in paragraph 12 of our letter dated 25 June 2010 and by our said letter, or otherwise through any other means, to cease and desist from doing the following, which we hereby reiterate:-

(1) making false statements and libelous allegations against our client and its management;

(2) interfering with the contractual relationships between our client and its business partner and between our client and its shareholders; and

(3) making threatening statements against our client and its management.

23. However, despite our client's demand as made in the Legal Letters, you continue circulating and publishing your unsubstantiated, defamatory and threatening words and

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Mayer Brown JSM

statements. Meanwhile, as evinced in Your Emails, you intend to make further circulation and publication of the said statements in future.

24. By reason of the matters aforesaid, we are instructed to, which we hereby do, reiterate our client's demands as stated in paragraph 14 of our letter dated 25 June 2010.

25. Unless you fully comply with all of the demands as set out in paragraph 14 of our letter dated 25 June 2010 within 7 days from the date of this letter, our client will commence legal proceedings against you to seek the appropriate relief without further notice, including but not limited to any injunctive relief to restrain you from publishing further defamatory statements against our client and its management, in which event, you will no doubt be liable for the further legal costs that our client may incur.

26. For the avoidance of doubt, no waiver or admission of whatsoever nature should be construed on this letter and all our client's rights in relation to this matter are expressly reserved.

Yours faithfully,

Mayer Brown JSM

cc. Thornton Capital Management Ltd.
Suite 2401, 24/F, Tower II
Lippo Center, Queensway
Admiralty
Hong Kong

Attn. Mrs. Jovin Chim Chai Shan

By Post and
By Email: jovin@thorntonglobal.com

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P. 1

* * * COMMUNICATION RESULT REPORT (11.AUG.2010 9:36) * * *

TTI MAYER BROWN JSM LM(C)

FILE	MODE	OPTION	ADDRESS (GROUP)	RESULT	PAGE
634	MEMORY TX		21115184	OK	P. 6/6

REASON FOR ERROR
E-1) HANG UP OR LINE FAIL
E-2) BUSY
E-3) NO ANSWER
E-4) NO FACSIMILE CONNECTION

MAYER•BROWN
JSM

Mayer Brown JSM
16th-19th Floors
Prince's Building
10 Chater Road
Central, Hong Kong

Telephone: +852 2843 2211
Fax: +852 2845 9121
www.mayerbrownjsm.com

孖士打律師行
香港中環遮打道10號
太子大廈16-19樓

電話 +852 2843 2211
傳真 +852 2845 9121

By Fax (2111 5184), By Post and
By Email: fanny@thorntonglobal.com

Ms. Fanny Chan
Executive Director
Thornton Capital Management Ltd.
Suite 2401, 24/F , Tower II
Lippo Center, Queensway
Admiralty
Hong Kong

Our Ref:	MYYL/BYCL/S3/10 10313822
Your Ref:	
Email:	billy.lam@mayerbrownjsm.com margaret.leung@mayerbrownjsm.com
Tel:	2843 4392 / 2843 4458
Fax:	2103 5063 / 2103 5071
Date:	11 August 2010

Private and Confidential

Offices

ASIA
Bangkok
Beijing
Guangzhou

Dear Madam,